Exhibit 99.1

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

Dynegy Northeast
	Debtor:	Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
	Business unit number:	65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		Yes		Yes		Yes		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		No	[1]	No	[1]	No	[1]	Yes
Copies of bank statements		Yes		No	[1]	No	[1]	No	[1]	Yes
Cash disbursements journals		Yes		No	[1]	No	[1]	No	[1]	Yes
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		Yes
Status of Post-petition Taxes	MOR-4	Yes		Yes		Yes		Yes		Yes
Copies of IRS Form 6123 or payment receipt		Yes		Yes		Yes		Yes		Yes
Copies of tax returns filed during reporting period		Yes		Yes		Yes		Yes		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes		Yes		Yes		Yes		Yes
Listing of Aged Accounts Payable		Yes		Yes		Yes		Yes		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	No	[2]	No	[2]	No	[2]	No	[2]	No	[2]
Taxes Reconciliation and Aging	MOR-5	Yes		Yes		Yes		Yes		Yes
Payments to Insiders and Professional	MOR-6	Yes		Yes		Yes		Yes		Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		Yes		Yes		Yes		Yes
Debtor Questionnaire	MOR-7	Yes		Yes		Yes		Yes		Yes

[1]    Dynegy Northeast Generation, Inc. and Dynegy Holdings, LLC are the only two debtor entities with bank accounts.

[2]    Dynegy Roseton, LLC, Dynegy Danskammer, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC	Total
Business unit number:	65500	65501	65502	65503	65500			10001

	ALLOCATION [1]				BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
	June 1 - June 30, 2012	June 1 - June 30, 2012	June 1 - June 30, 2012	June 1 - June 30, 2012	# 5260	#2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH					$2,196	$138	$2,334	$10,746	$13,080

RECEIPTS
CASH SALES	$—	$—	$4,464	$1,903	$6,367	$—	$6,367	$—	$6,367
ACCOUNTS RECEIVABLE - PREPETITION	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE - POSTPETITION	—	—	—	—	—	—	—	—	—
LOANS AND ADVANCES	—	—	—	—	—	—	—	—	—
SALE OF ASSETS	—	—	—	—	—	—	—	—	—
OTHER (ATTACH LIST)	—	—	57	—	57	—	57	41,656	41,713
TRANSFERS (FROM DIP ACCTS)	—	—	—	—	—	—	—	—	—
TOTAL RECEIPTS	$—	$—	$4,521	$1,903	$6,424	$—	$6,424	$41,656	$48,080

DISBURSEMENTS
NET PAYROLL	$—	$—	$(349)	$(523)	$(872)	$—	$(872)	$—	$(872)
PAYROLL TAXES	—	—	(134)	(200)	(334)	—	(334)	—	(334)
OTHER EMPLOYEE BENEFITS	(9)	—	—	—	(9)	—	(9)	—	(9)
SALES, USE, & OTHER TAXES	—	—	(1)	—	(1)	—	(1)	—	(1)
INVENTORY PURCHASES	—	—	(26)	(20)	(46)	—	(46)	—	(46)
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—	—
INSURANCE	—	—	—	—	—	—	—	—	—
OPERATING EXPENSES	—	—	(994)	(1,471)	(2,465)	—	(2,465)	—	(2,465)
G & A	—	—	(286)	(286)	(572)	—	(572)	—	(572)
FUEL PURCHASES	—	—	(3,568)	—	(3,568)	—	(3,568)	—	(3,568)
CAPEX	—	—	—	—	—	—	—	—	—
COLLATERAL	—	—	—	—	—	—	—	—	—
BANK FEES	(2)	—	—	—	(2)	—	(2)	—	(2)
OTHER	179	—	76	115	370	—	370	(9)	361
OWNER DRAW	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	—	—	—	—	—	—	—
PROFESSIONAL FEES	(4)	—	—	—	(4)	—	(4)	(837)	(841)
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	$164	$—	$(5,282)	$(2,385)	$(7,503)	$—	$(7,503)	$(846)	$(8,349)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$164	$—	$(761)	$(482)	$(1,079)	$—	$(1,079)	$40,810	$39,731

CASH — END OF MONTH					$1,117	$138	$1,255	$51,556	$52,811

Note:                   DNE also has the following additional Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).

[1]                                 Hudson Power, LLC, Dynegy Roseton, LLC, and Dynegy Danskammer, LLC do not have bank accounts.  Therefore all cash receipts and disbursements from these entities flow through Dynegy Northeast Generation’s Master Bank Account #5260.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
($000)

Debtor:	Dynegy Northeast Generation, Inc.	Dynegy Holdings, LLC
Business unit number:	65500	10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA		Concentration Account	Cash Collateral
	# 5260	# 5278 [1]	# 5286	# 5294 [1]	# 5302	# 2269	Total	# 7678	# 0204
BALANCE PER BOOKS	$1,136	$(6)	$—	$(13)	$—	$138	$1,255	$51,556	$27,006

BANK BALANCE	1,136	—	—	—	—	138	1,274	51,556	27,006
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(6)	—	(13)	—	—	(19)	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$1,136	$(6)	$—	$(13)	$—	$138	$1,255	$51,556	$27,006

Note:	Dynegy Roseton, LLC, Dynegy Danskammer, LLC, and Hudson Power, LLC do not have bank accounts.
[1]	The Adjusted Bank Balances represent the total $19K of outstanding checks.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

STATEMENT OF OPERATIONS
MOR - 2
($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	June	November 8 - June 30, 2012	June	November 8 - June 30, 2012	June	November 8 - June 30, 2012	June	November 8 - June 30, 2012	June	November 8 - June 30, 2012

	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE
Revenues	$(0)	$(0)	$—	$—	$(0)	$0	$(11)	$(3)	$—	$—
Intercompany Revenues	—	(9)	—	—	8,593	17,736	4,813	15,158	—	—
Cost of Sales	—	(44)	—	—	3,665	6,243	2,241	11,787	—	(12)
Taxes Other than Income	—	—	—	—	—	—	—	—	—	0
Intercompany Cost of Sales	—	—	—	—	0	(42)	—	(16)	—	—
Gross Margin	(0)	35	—	—	4,928	11,535	2,561	3,384	—	12
O&M Costs	60	7,840	—	—	2,583	18,258	2,264	15,531	—	—
Operating Margin	(60)	(7,805)	—	—	2,345	(6,723)	297	(12,147)	—	12
Depreciation & Amortization	—	—	—	—	—	(4,881)	—	(2,006)	—	—
Asset Impairments	—	—	—	—	—	(8)	—	568	—	—
G & A	527	3,272	—	—	8	66	8	66	1,581	8,660
Operating Income/(Loss)	(587)	(11,077)	—	—	2,337	(1,900)	289	(10,775)	(1,581)	(8,648)
Bankruptcy Reorg charges	(2,486)	(972,611)	(0)	(1)	(3)	72,578	—	(2,725)	1,755	(574,448)
Equity Earnings/ (Losses)	—	—	—	—	—	—	—	—	(1,258,656)	(1,858,150)
Interest Income/(Expense)	(101)	5,096	—	(0)	(42)	(5,127)	(52)	(1,226)	—	(940)
Other Income/(Expense)	(1)	(4)	—	—	(11)	(17)	—	(1)	413,220	467,684
Income/(Loss) before income taxes	(3,175)	(978,596)	(0)	(1)	2,281	65,534	237	(14,727)	(845,262)	(1,974,502)
Tax Provision (benefit)	—	—	—	—	—	—	—	—	36	181,004
Income/(Loss) from operations	$(3,175)	$(978,596)	$(0)	$(1)	$2,281	$65,534	$237	$(14,727)	$(845,299)	$(2,155,506)

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	June	May	June	May	June	May	June	May	June	May

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Assets:
Cash and Cash Equivalents	$1,255	$2,334	$—	$—	$4	$4	$4	$4	$51,556	$10,746
ST Investments - Restricted	—	—	—	—	—	—	—	—	27,006	27,006
AR Affiliates	138	104	—	—	—	—	—	0	—	—
Interest Rec Interco	—	—	—	—	—	—	—	—	392	41,947
Accounts Receivable	1	1	—	—	—	—	—	—	6,446	6,446
Inventory	—	—	—	—	10,895	11,639	20,395	22,160	—	—
Risk Management Assets - Affiliate	—	—	—	—	2,758	3,822	1	26	—	—
Prepaids & Other Assets	1,160	2,543	—	—	4,457	4,301	2,390	2,041	13,425	13,425
Total Current Assets	$2,554	$4,982	$—	$—	$18,114	$19,766	$22,790	$24,231	$98,825	$99,570

Property, Plant and Equipment:
Property, Plant & Equipment	$(919,703)	$(919,703)	$—	$—	$719,366	$719,366	$467,521	$467,521	$—	$—
Accumulated DD&A	919,703	919,703	—	—	(719,366)	(719,366)	(467,521)	(467,521)	—	—
Net Property, Plant and Equipment	0	0	—	—	(0)	(0)	—	—	—	—
Other Assets:
Investment-Consolidated Subs	285,551	285,551	285,551	285,551	—	—	—	—	4,394,164	5,185,133
LT Notes and AR - IC	—	—	—	—	—	—	—	—	297	1,250,297
Net Other Assets	285,551	285,551	285,551	285,551	—	—	—	—	4,394,461	6,435,430
Total Assets	$288,105	$290,533	$285,551	$285,551	$18,114	$19,766	$22,790	$24,231	$4,493,286	$6,535,000

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	June	May	June	May	June	May	June	May	June	May

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party	$191	$419	$—	$—	$48	$53	$156	$155	$—	$—
Accounts Payable-Affiliates	1,848	581	—	—	2	2	3	4	—	—
Intercompany Due To-From	(30,373)	(27,141)	1	1	70,228	73,420	226,091	227,921	1,300,316	1,300,405
Interest Accrued	—	—	—	—	—	—	—	—	—	—
Interest Accrued- Intercompany	392	291	—	—	—	—	—	—	33	9,751
Taxes Accrued	147	121	—	—	5,254	5,216	2,340	2,341	—	—
Other Accrued Liabilities	1,621	1,439	0	0	776	596	965	894	19,096	22,201
Def Income Taxes — Cur Liab	—	—	—	—	—	—	—	—	—	—
Risk Management Liabilities	—	—	—	—	—	—	11	—	—	—
Risk Management Liabilities - Affiliate	—	—	—	—	2,221	3,195	2	1	—	—
Short Term Debt - I/C	13,000	13,000	—	—	—	—	—	—	—	—
Total Current Liabilities	$(13,174)	$(11,290)	$1	$1	$78,529	$82,482	$229,568	$231,316	$1,319,445	$1,332,357

Long-Term Liabilities:
Liabilities subject to compromise	$2,482	$—	$—	$—	$497,261	$497,261	$90,061	$90,061	$4,265,584	$4,201,613
Long Term Debt - Interco	—	—	—	—	—	—	—	—	12,000	1,262,000
Def Income Taxes — N Cur Liab	—	—	—	—	—	—	—	—	—	—
Other LT Liabilities	18,758	18,605	—	—	2,754	2,733	7,853	7,784	3,698	4,631
Total Liabilities	8,066	7,315	1	1	578,544	582,476	327,482	329,161	5,600,727	6,800,601

Equity:
Receivables - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$0	$(841,254)
Common Stock Issued - I/C	1	1	—	—	—	—	—	—	—	—
Common Stock-A	—	—	—	—	—	—	—	—	1	1
Addl Paid In Capital	2,808,579	2,808,579	545,066	545,066	306,311	306,311	238,755	238,755	4,295,516	5,134,990
Other Comprehensive Income	524	528	—	—	—	—	—	—	112	116
Retained Earnings (Accumulated Deficit)	(2,529,065)	(2,525,890)	(259,516)	(259,516)	(866,741)	(869,021)	(543,447)	(543,685)	(5,403,070)	(4,559,455)
Total Dynegy Inc Equity	$280,039	$283,218	$285,550	$285,550	$(560,430)	$(562,710)	$(304,692)	$(304,930)	$(1,107,441)	$(265,602)

Total Liabilities & Equity	$288,105	$290,533	$285,551	$285,551	$18,114	$19,766	$22,790	$24,231	$4,493,286	$6,535,000

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Roseton, LLC
Business unit number:	65500						65502

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	141,215	141,215	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	58,965	58,965	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	79,838	79,838	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$280,018	$280,018	—	—	$—	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	53,694	53,694	—	—	—	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—	307	38,368	938	—	—	37,737
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	121,277	25,795	—	—	—	147,072	—	—	—	—	—	—
Metro Commuter Tax	33,630	3,549	—	—	—	37,179	—	—	—	—	—	—
Total State and Local	$154,907	$83,038	$53,694	—	—	$184,251	$307	$38,368	$938	—	—	$37,737

Total Taxes	$154,907	$363,056	$333,712	—	—	$184,251	$307	$38,368	$938	—	—	$37,737

[1]	Payroll taxes are totals from four payroll tax payments made on 6/6, 6/13, 6/20, and 6/27.
[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid. Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

SUMMARY OF UNPAID	Dynegy Northeast Generation, Inc.					Dynegy Roseton, LLC
POST-PETITION DEBTS	65500					65502

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$2,046	$—	$—	$—	$2,046	$41,986	$—	$—	$—	$41,986
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2]	184,251	—	—	—	184,251	37,737	—	—	—	37,737
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	4,875	—	—	—	4,875	16,250	—	—	—	16,250
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$191,172	$—	$—	$—	$191,172	$95,973	$—	$—	$—	$95,973

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid. Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Danskammer, LLC						Dynegy Holdings, LLC [3]
Business unit number:	65503						10001

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
Sales/Use	122	339	462	—	—	—	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—	—	—	—	—	—	—
Total State and Local	$122	$339	$462	—	—	$—	$—	$—	$—	—	—	$—

Total Taxes	$122	$339	$462	—	—	$—	$—	$—	$—	—	—	$—

[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

[3]	Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID	Dynegy Danskammer, LLC					Dynegy Holdings, LLC
POST-PETITION DEBTS	65503					10001

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$147,030	$—	$—	$—	$147,030	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2]	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	13,000	—	—	—	13,000	18,998,171	—	—	—	18,998,171
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$160,030	$—	$—	$—	$160,030	$18,998,171	$—	$—	$—	$18,998,171

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Hudson Power, LLC
Business unit number:	65501

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Income	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—
Excise	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—
Total State and Local	$—	$—	$—	—	—	$—

Total Taxes	$—	$—	$—	—	—	$—

SUMMARY OF UNPAID	Hudson Power, LLC
POST-PETITION DEBTS	65501

Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—
Taxes Payable [2]	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	325	—	—	—	325
Amounts Due to Insiders	—	—	—	—	—
Total Post-petition Debts	$325	$—	$—	$—	$325

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:
Business unit number:

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
Plus: Amounts billed during the period	—
Less: Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$—	$—	$—	$—	$—
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	$—	$—	$—	$—	$—

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$—	$—	$—	$—	$—

Note:      Dynegy Roseton, LLC, Dynegy Danskammer, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.  The $6.4 million accounts receivable on the DH balance sheet at MOR - 3 relates to taxes receivable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC 10001						Hudson Power, LLC 65501

PROFESSIONALS						PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
Sidley Austin LLP		—	—	8,409,727	7,000,000	US Trustee Fee		—	—	650	325
Akin, Gump		—	498,762	4,400,792	4,321,984			—	—	—	—
FTI Consulting, Inc.		—	—	434,189	521,561	TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$650	$325
Epiq Bankruptcy Solutions			—	171,960	478,835
US Trustee Fee		—	—	23,400	20,000
Dewey and LeBoeuf LLP [1]		—	—	22,919	—
Huff Wilkes LLP [2]		—	—	3,442	—
King and Spalding [2]		—	904	30,933	—
Bryan Cave		—	—	—	—
Blackstone		—	124,279	668,902	3,054,545
Davies Ward [3]		—	—	—	—
ICF Consulting		—	—	235,701	—
Kurtzman Carson		—	—	22,945	63,509
Quinn Emmanuael		—	179,233	4,073,924	3,000,000
Duff and Phelps		—	—	137,548	—
Zolfo Cooper		—	33,445	472,908	537,737
TOTAL PAYMENTS TO PROFESSIONALS		$—	$836,623	$19,109,290	$18,998,171

[1]                                          Includes $15,228 payment from Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.

[2]                                          Fee paid by Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.

[3]                                          The debtors have not received an invoice from the Professional.

Note:                             No payments were made to Insiders from any of the debtor entities in June.

Note:                             None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Roseton, LLC						Dynegy Danskammer, LLC
65502						65503

PROFESSIONALS						PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
US Trustee Fee		—	—	19,500	16,250	US Trustee Fee		—	—	23,400	13,000
Huff Wilkes LLP		—	—	64	—	Huff Wilkes LLP		—	—	64	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$19,564	$16,250	TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$23,464	$13,000

Note:        No payments were made to Insiders from any of the debtor entities in June.

Note:        None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Northeast Generation, Inc.

65500

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID\
US Trustee Fee [4]		—	—	21,775	4,875
King and Spalding		—	3,899	9,204	—
Dewey and LeBoeuf LLP		—	—	875	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$3,899	$31,854	$4,875

[4]                       Includes $10,400 payment made on behalf of Dynegy Holdings, LLC.

Note:         No payments were made to Insiders from any of the debtor entities in June.

Note:         None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 30, 2012

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X

Certain critical vendors have been paid for pre-petition invoices. All payments have been pre-approved through the established process. Post-petition intercompany receivables have been accrued and will be received in the normal course of business since DYPM markets the DNE energy and originally receives the cash before forwarding it to DNE.

Are any post petition receivables (accounts, notes or loans) due from related parties?	X

Post-petition intercompany receivables have been accrued and will be received in the normal course of business. DYPM markets the DNE energy and originally receives the cash before forwarding it to DNE.

Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid. Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X		Sales and Use Tax.
Are any amounts owed to post petition creditors delinquent?		X

DH has received invoices for indenture trustee fees which are related to unsecured prepetition debt but which may include postpetition periods. Counsel has recommended that DH not pay these fees in the ordinary course.

Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?	X		Loans have been extended under the November 15, 2011 Intercompany DIP facility.
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note:     This Questionnaire covers Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Dynegy Danskammer, LLC, Dynegy Roseton, LLC, and Hudson Power, LLC.